UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

MSGS Spinco, Inc.*

(Exact Name of Registrant as Specified in Charter)

Nevada	001-43449	42-2203884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Pennsylvania Plaza, New York, NY	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area (212) 465-6500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGR**	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

*	MSGS Spinco, Inc. will be renamed “MSG Rangers Corp.” upon the Distribution (as defined herein).

**	Upon the Distribution, MSGS Spinco, Inc. will be listed on the New York Stock Exchange (“NYSE”) under the symbol “MSGR”.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On October 20, 2026, the following persons were elected as directors of MSGS Spinco, Inc. (the “Company”) effective immediately following the time of the distribution by Madison Square Garden Sports Corp. (“MSG Sports”) to its stockholders of all of the issued and outstanding shares of Company’s common stock as set forth in Information Statement (the “Information Statement”), dated October 9, 2026, filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 9, 2026:

Designated as directors elected by the holders of the Company’s Class A Common Stock:

•	Joseph M. Cohen

•	Stephen C. Mills

•	Nelson Peltz

•	Hans Vestberg

Designated as directors elected by the holders of the Company’s Class B Common Stock:

•	James L. Dolan

•	Christopher J. Cox

•	Kristin A. Dolan

•	Marianne Dolan Weber

•	Thomas C. Dolan

•	Alan D. Schwartz

•	Brian G. Sweeney

Information concerning these individuals, including biographical and compensation information, is included in the Information Statement. Such information is incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 20, 2026, the Company filed with the Nevada Secretary of State its Amended and Restated Articles of Incorporation (the “A&R Articles”), which authorized 165,000,000 shares for issuance, 120,000,000 shares of which are designated as Class A Common Stock, par value $0.01 per share, 30,000,000 of which are designated as Class B Common Stock, par value $0.01 per share, and 15,000,000 of which are designated as preferred stock, par value $0.01 per share.

The above description is qualified in its entirety by reference to the A&R Articles, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated into this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Amended and Restated Articles of Incorporation of MSGS Spinco, Inc. (to be renamed MSG Rangers Corp.), dated October 20, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSGS SPINCO, INC.

Date: October 22, 2026	By:	/s/ Mark Cresitello
	Name:	Mark Cresitello
	Title:	Senior Vice President, Deputy General Counsel and Secretary